Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Kaya Holdings, Inc. (the "Company") on Form 10-K for the year ended December 31, 2014, as amended, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig Frank, Chairman of the Board, President, Chief Executive Officer and Acting Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 27, 2015

KAYA HOLDINGS, INC.

By:	/s/ Craig Frank
Craig Frank, Chairman of the Board, President, Chief Executive Officer and Acting Chief Financial Officer (Principal Financial and Accounting Officer)